UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 28, 2004




                             The Wilber Corporation
             (Exact name of registrant as specified in its charter)




           New York                  001-31896                15-6018501
           --------                  ---------                ----------
 (State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)




                    245 Main Street, Oneonta, New York 13820
                    ----------------------------------------
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (607) 432-1700
                                                           --------------s



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.
         ------------------------------------------

     After 22 years as Vice President and Treasurer of The Wilber Corporation (the "Company"), James M. Salisbury, age 62, will retire effective July 1, 2004. Joseph E. Sutaris, the Company's current Secretary and Chief Financial Officer will assume Mr. Salisbury's responsibilities as Treasurer upon his retirement. Mr. Salisbury is also retiring as the Vice President and Cashier of the company's principal national bank subsidiary, Wilber National Bank, a position he has held for 25 years.

     In a related matter, Mr. Douglas C. Gulotty, Wilber National Bank's Executive Vice President, was also named Executive Vice President and Secretary of the Company at a meeting of the board of directors held on May 24, 2004. Mr. Gulotty replaces Mr. Sutaris as the Company's Secretary.

A press release dated May 28, 2004 announcing these events is attached to this form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     Exhibit

     No.               Description
     ---               -----------

     99.1              Press release, dated May 28, 2004.







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







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         THE WILBER CORPORATION
                                                         ----------------------
                                                         (Registrant)



                                                         /s/ Joseph E. Sutaris
                                                         ---------------------
                                                         Joseph E. Sutaris
                                                         Chief Financial Officer



Date: May 28, 2004



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